UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2019

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Venture, Suite 150, Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

888-798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Officer and Director

On February 6, 2019, Mark Absher, Secretary, Registered In-House Counsel, Corporate Secretary, and a Director of ShiftPixy, Inc. (the “Company”) resigned from all positions with the Company, effective February 6, 2019, to pursue other interests. His resignation was not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On February 8, 2019, the Board of Directors of the Company accepted Mr. Absher’s resignation.

On February 8, 2019, the Board of Directors approved the material terms of a Severance Agreement and General Release (the “Agreement”) between Mark Absher and the Company in connection with his separation from employment. The Agreement provides for a customary release of claims by Mr. Absher in favor of the Company in exchange for three months’ severance payable in accordance with the Company’s regular payroll.

(c) Appointment of Officer

On February 8, 2019, the Board of Directors appointed Kirk Flagg, age 60, to serve as the Company’s Chief Compliance Officer and Corporate Secretary effective February 19, 2019. Prior to joining the Company, Mr. Flagg held similar positions at Kelly Staff Leasing. Mr. Flagg holds a J.D. from the University of Notre Dame School of Law.

There are no arrangements or understandings between Mr. Flagg and any other persons in connection with his appointment. There are no family relationships between Mr. Flagg and any Director or Executive Officer of the Company, and Mr. Flagg is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Flagg will receive an annual salary in the amount of $300,000.

On February 12, 2019, the Company issued a press release announcing the resignation of Mr. Absher and the appointment of Mr. Flagg as described in Item 5.02. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. A copy of the press release is attached hereto as Exhibit 99.1 on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 12, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SHIFTPIXY, INC.

Date: February 12, 2019	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 12, 2019

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